Unaudited Condensed Consolidated Interim Statements of Income and Comprehensive Income - GBP (£) £ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Unaudited Condensed Consolidated Interim Statements of Income and Comprehensive Income
Revenue		£ 66
Cost of sales		(25)
Gross profit		41
Research and development expenses	£ (19,396)	(7,747)
Administrative expenses	(23,466)	(23,890)
Related party administrative expenses		(127)
Other operating income	3,407	9,686
Operating loss	(39,455)	(22,037)
Finance income	42,497
Finance costs	(20,063)	(37)
Related party finance costs		(483)
Net finance income/ (costs)	22,434	(520)
Loss before tax	(17,021)	(22,557)
Net loss for the period	(17,021)	(22,557)
Foreign exchange translation differences	9,482
Total comprehensive loss for the period	£ (7,539)	£ (22,557)
Basic loss per share	£ (0.10)	£ (0.20)
Diluted loss per share	£ (0.10)	£ (0.20)